UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8168

Aquila Rocky Mountain Equity Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/09

Date of reporting period: 06/30/10

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semi-Annual Report
June 30, 2010

An investment designed for growth at a reasonable price

Aquila Rocky Mountain Equity Fund “Exciting Changes”

August, 2010

Dear Fellow Shareholder,

     As you are aware, after extensive review, the independent Trustees and management of Aquila Rocky Mountain Equity Fund (the “Fund”) have put forth for shareholder vote various proposals that we believe will benefit your Fund in the following ways:

•	Give your Fund the flexibility to pursue a broader range of potential investment opportunities; and,

•	Enable your Fund to have greater potential to recognize economies of scale.

     To accomplish these objectives, as detailed in the prospectus supplement and proxy statement previously mailed to you, you have been asked to approve proposals to broaden the Fund’s strategy, amend the Advisory and Administration Agreement and engage the services of a Sub-Adviser.

     The proposed broadened investment approach will include identifying and investing in the equity securities of companies located throughout the entire U.S., instead of focusing primarily on the Rocky Mountain region. It is anticipated that this new orientation might appeal to a broader range of investors, experience possible asset growth, and accordingly, might recognize economies of scale.

     Although Aquila Investment Management LLC (“Aquila”) would continue to be the Fund’s Investment Adviser, investment advisory duties, including portfolio management, would be delegated to Three Peaks Capital Management, LLC, (“TPCM”) under a new Sub-Advisory Agreement. TPCM is also Sub-Adviser to Aquila Three Peaks High Income Fund, one of the Aquila Group of Funds, which was launched in 2006 and as of July 31, 2010 had $296,962,209 in net assets. TPCM believes, as Aquila does, that the in-depth research which it conducts on the entire capital structure of a corporation is a highly effective tool for identifying investment opportunities in both corporate debt and equity.

     As you are aware, upon shareholder approval, the Fund’s name will be changed to Aquila Three Peaks Opportunity Growth Fund to reflect the Fund’s expanded strategy and new portfolio management team.

     Pending shareholder approval of the proposed changes, the Fund will continue to be managed under the current investment strategy. Aquila will continue to serve as the Investment Adviser and Barbara Walchli will continue to serve as the portfolio manager of the Fund.

NOT A PART OF THE SEMI-ANNUAL REPORT

     We would like to take this opportunity to thank Barbara for her many years of dedicated service to the Fund on your behalf. We believe Barbara is a highly-skilled portfolio manager who knows the Rocky Mountain region well. We further believe that she served the Fund and you, our shareholders, well within the limited investment strategy that currently exists.

     We are very excited about the proposed changes to your Fund, hope they will be approved by shareholders, and believe they will be beneficial to you and our other investors. If you have not already done so, please vote today. Whether or not you plan to attend the meetings in person, and regardless of how many shares you own, your vote is important.

Sincerely,

Lacy B. Herrmann Founder and Chairman Emeritus	Diana P. Herrmann President and Trustee

The opinions are those of the authors as of August, 2010 and are subject to change at any time due to changes in market or economic conditions. These comments should not be construed as a recommendation or solicitation, but as an illustration of broader themes. Past performance is no guarantee of future results.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA ROCKY MOUNTAIN EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2010 (unaudited)

		Market
Shares	Common Stocks (97.6%)	Value
	Basic Industry (18.3%)
2,000	Freeport-McMoRan Copper & Gold, Inc	$118,260
26,000	Knight Transportation, Inc	526,240
4,000	Newmont Mining Corp	246,960
10,000	Republic Services, Inc. (Class A)	297,300
15,000	SkyWest, Inc	183,300
		1,372,060
	Business Services (3.9%)
5,000	IHS, Inc. (Class A)+	292,100
	Capital Spending (4.5%)
5,000	Dynamic Materials Corp	80,200
16,000	Mobile Mini, Inc.+	260,480
		340,680
	Consumer Cyclicals (1.8%)
5,000	M.D.C. Holdings, Inc	134,750
	Consumer Services (7.4%)
6,000	Dish Network Corp. (Series A)	108,900
2,000	Grand Canyon Education, Inc.+	46,860
7,000	Liberty Media Interactive (Series A)+	73,500
6,000	PetSmart, Inc	181,020
5,000	Pinnacle Entertainment, Inc.+	47,300
12,000	Shuffle Master, Inc.+	96,120
		553,700
	Consumer Staples (2.5%)
1,000	Chipotle Mexican Grill, Inc.+	136,810
6,000	Rocky Mountain Chocolate Factory, Inc	55,800
		192,610
	Energy (10.7%)
8,000	Bill Barrett Corp.+	246,160
4,000	Cimarex Energy Co	286,320
6,000	Questar Corp	272,940
		805,420
	Financial (8.8%)
14,000	Glacier Bancorp, Inc	205,380
28,000	Janus Capital Group, Inc	248,640
14,000	Western Union Co	208,740
		662,760

AQUILA ROCKY MOUNTAIN EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2010 (unaudited)

			Market
Shares	Common Stocks (continued)		Value
	Health Care (16.3%)
20,000	Array BioPharma, Inc.+		$61,000
25,000	AspenBio Pharma, Inc.+		24,500
8,000	Medicis Pharmaceutical Corp. (Class A)		175,040
22,000	Merit Medical Systems, Inc.+		353,540
14,000	Providence Service Corp.+		196,000
30,000	Spectranetics Corp.+		155,400
7,000	USANA Health Services, Inc.+		255,710
			1,221,190
	Technology (23.4%)
18,000	Avnet, Inc.+		433,980
46,000	CIBER, Inc.+		127,420
14,000	JDA Software Group, Inc.+		307,720
20,000	Microchip Technology, Inc		554,800
6,000	Micron Technology, Inc.+		50,940
25,000	Ramtron International Corp.+		65,000
14,000	RightNow Technologies, Inc.+		219,660
			1,759,520
	Total Investments (cost $6,706,327*)	97.6%	7,334,790
	Other assets less liabilities	2.4	177,529
	Net Assets	100.0%	$7,512,319

Percent of
Portfolio Distribution	Portfolio
Rocky Mountain Region
Arizona	42.2%
Colorado	34.8
Idaho	0.7
Montana	5.8
Nevada	2.0
Utah	14.5
100.0%

* Cost for Federal income tax and financial reporting purposes is identical.
+ Non-income producing security.

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2010 (unaudited)

ASSETS
Investments at market value (cost $6,706,327)	$7,334,790
Cash	186,820
Receivable from Manager	14,501
Receivable for investment securities sold	7,720
Dividends receivable	3,180
Receivable for Fund shares sold	300
Other assets	11,573
Total assets	7,558,884
LIABILITIES
Payable for Fund shares redeemed	32,021
Distribution and service fees payable	58
Accrued expenses	14,486
Total liabilities	46,565
NET ASSETS	$7,512,319
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$3,478
Additional paid-in capital	6,365,774
Net unrealized appreciation on investments (note 4)	628,463
Accumulated net realized gain on investments	514,604
	$7,512,319
CLASS A
Net Assets	$6,654,928
Capital shares outstanding	306,553
Net asset value and redemption price per share	$21.71
Maximum offering price per share (100/95.75 of $21.71 adjusted to nearest cent)	$22.67
CLASS C
Net Assets	$456,446
Capital shares outstanding	23,430
Net asset value and offering price per share	$19.48
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$19.48	*
CLASS I
Net Assets	$7,974
Capital shares outstanding	362
Net asset value, offering and redemption price per share	$22.03
CLASS Y
Net Assets	$392,971
Capital shares outstanding	17,476
Net asset value, offering and redemption price per share	$22.49

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2010 (unaudited)

Investment Income:

Dividends		$40,988

Expenses:

Management fee (note 3)	$67,059
Trustees’ fees and expenses	42,727
Legal fees (note 3)	32,991
Transfer and shareholder servicing agent fees (note 3)	21,245
Distribution and service fees (note 3)	12,643
Registration fees and dues	8,144
Auditing and tax fees	7,016
Shareholders’ reports	3,185
Chief compliance officer (note 3)	2,235
Custodian fees (note 5)	1,451
Insurance	252
Miscellaneous	9,784
Total expenses	208,732

Management fee waived (note 3)	(67,059)
Reimbursement of expenses by Manager (note 3)	(73,150)
Expenses paid indirectly (note 5)	(11)
Net expenses		68,512

Net investment loss		(27,524)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	573,042
Change in unrealized depreciation on investments	(963,460)

Net realized and unrealized gain (loss) on investments		(390,418)
Net change in net assets resulting from operations		$(417,942)

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

OPERATIONS:
Net investment loss	$(27,524)	$(30,401)
Net realized gain (loss) from securities transactions	573,042	(42,554)
Change in unrealized appreciation (depreciation) on investments	(963,460)	2,673,221
Change in net assets from operations	(417,942)	2,600,266

DISTRIBUTIONS TO SHAREHOLDERS (note 8):
Class A Shares:
Net realized gain on investments	–	–

Class C Shares:
Net realized gain on investments	–	–

Class I Shares:
Net realized gain on investments	–	–

Class Y Shares:
Net realized gain on investments	–	–
Change in net assets from distributions	–	–

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	133,480	487,944
Short-term trading redemption fee	–	42
Reinvested distributions	–	–
Cost of shares redeemed	(1,977,623)	(3,640,426)
Change in net assets from capital share transactions	(1,844,143)	(3,152,440)

Change in net assets	(2,262,085)	(552,174)

NET ASSETS:
Beginning of period	9,774,404	10,326,578

End of period	$7,512,319	$9,774,404

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2010 (unaudited)

1. Organization

     Aquila Rocky Mountain Equity Fund (the “Fund”), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold at net asset value plus a sales charge (of varying size depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. On April 30, 1998, the Fund established Class I Shares which are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b)
Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2010 (unaudited)

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2010:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices – Common Stocks*	$7,334,790
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$7,334,790

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2006-2009) and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2010 (unaudited)

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2009 the Fund decreased undistributed net investment loss by $30,401, decreased accumulated net realized loss on investments by $58 and decreased additional paid-in capital by $30,459. These reclassifications were due to a net investment loss and use of equalization for tax purposes and have no effect on net assets or net asset value per share.

i)
Accounting pronouncement: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

3. Fees and Related Party Transactions

a) Management Arrangements:

     The Fund has an Advisory and Administration Agreement with Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. Besides its advisory services, the Manager also provides all administrative services to the Fund. This includes providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2010 (unaudited)

     For the six months ended June 30, 2010, the Fund incurred management fees of $67,059, all of which was waived. Additionally, during this period the Manager reimbursed the Fund for other expenses in the amount of $73,150. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2011 so that total Fund expenses will not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares.

     Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.25% of the Fund’s average net assets represented by Class A Shares. For the six months ended June 30, 2010, distribution fees on Class A Shares amounted to $9,962 of which the Distributor retained $1,715.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended June 30, 2010, amounted to $2,004. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended June 30, 2010, amounted to $668. The total of these payments with respect to Class C Shares amounted to $2,672 of which the Distributor retained $644.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended June 30, 2010, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $15 of which $9 related to the Plan and $6 related to the Shareholder Services Plan.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2010 (unaudited)

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of intermediaries, with the bulk of any sales commissions inuring to such intermediaries. For the six months ended June 30, 2010, total commissions on sales of Class A Shares amounted to $749 of which the Distributor received $231.

c) Other Related Party Transactions:

     For the six months ended June 30, 2010, the Fund incurred $32,707 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund’s ongoing operations. The Secretary of the Fund is Of Counsel to that firm.

4. Purchases and Sales of Securities

     During the six months ended June 30, 2010, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $0 and $1,620,725, respectively.

     At June 30, 2010, the aggregate tax cost for all securities was $6,706,327. At June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $2,074,648 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,446,185 for a net unrealized appreciation of $628,463.

5. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

6. Portfolio Orientation

     The Fund primarily invests in the securities of companies based or with significant operations within the eight state Rocky Mountain region consisting of Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming. These securities therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2010 (unaudited)

7. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended
	June 30, 2010		Year Ended
	(unaudited)		December 31, 2009
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	5,158	$119,398	20,818	$424,175
Reinvested distributions	–	–	–	–
Cost of shares redeemed	(76,940)	(1,774,585)	(144,676)	(2,834,791)
Net change	(71,782)	(1,655,187)	(123,858)	(2,410,616)
Class C Shares:
Proceeds from shares sold	449	9,247	1,341	24,843
Reinvested distributions	–	–	–	–
Cost of shares redeemed	(7,832)	(165,110)	(29,457)	(515,999)
Net change	(7,383)	(155,863)	(28,116)	(491,156)
Class I Shares:
Proceeds from shares sold	–	–	–	–
Reinvested distributions	–	–	–	–
Cost of shares redeemed	–	–	–	–
Net change	–	–	–	–
Class Y Shares:
Proceeds from shares sold	201	4,835	2,045	38,926
Reinvested distributions	–	–	–	–
Cost of shares redeemed	(1,566)	(37,928)	(13,998)	(289,594)
Net change	(1,365)	(33,093)	(11,953)	(250,668)
Total transactions in Fund
shares	(80,530)	$(1,844,143)	(163,927)	$(3,152,440)

(a)	Net of short-term trading redemption fees of $42. (See note 7b)

b)
Short-Term Trading Redemption Fee: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (NAV) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability. For the six months ended June 30, 2010, there were no fees collected.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2010 (unaudited)

8. Income Tax Information and Distributions

The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital. As of December 31, 2009, there were post October capital losses deferred of $87,099 which will be recognized in the following year.

The tax character of distributions:

	Year Ended December 31,
	2009	2008
Long-term capital gain	$0	$198,413

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gains	$28,661
Deferred post October losses	(87,099)
Unrealized depreciation	1,591,923
$1,533,485

9. Significant Event

As more fully described in the proxy statement dated August 6, 2010, after extensive review, the Board of Trustees and the Manager have determined that it would be in the best interests of the Fund and its shareholders to change the orientation of the Fund, to modify the current Investment Advisory and Administration Agreement with the Manager and to arrange for the Manager to employ Three Peaks Capital Management, LLC (“TPCM”) as investment sub-adviser to manage the Fund’s portfolio. It is also proposed to change the Fund’s Distribution Plan in connection with payments with respect to Class A Shares to be increased from 0.25 of 1% to 0.30 of 1% of net assets allocable to Class A Shares.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2010 (unaudited)

     The Fund’s objective will continue to be capital appreciation. The Trustees and Management believe that by implementing the TPCM investment process to identify and invest in the equity securities of companies located throughout the U.S. and if appropriate overseas, the Fund might appeal to a broader audience of investors, experience possible asset growth, and thereby possibly recognize economies of scale.

     The Fund’s fundamental policies are proposed to be changed so that it could pursue its investment objective by principally investing, under normal circumstances, at least 70% of its net assets in equity securities with the potential for capital appreciation. Warrants, convertible bonds and preferred stock would be considered equity securities for purposes of the equity allocation.

     If the proposed changes are approved by the shareholders, the Board of Trustees has approved a change of the Fund’s name to Aquila Three Peaks Opportunity Growth Fund.

     Implementation of the changes will require a realignment of the Fund’s current portfolio; this may involve the sale of a significant portion of the Fund’s current holdings. Although it is not possible to predict the tax effects of such transactions at this time, it is possible that substantial capital gains may be realized and distributed to shareholders.

AQUILA ROCKY MOUNTAIN EQUITY FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A												Class C
	Six Months Ended		Year Ended December 31,										Six Months Ended		Year Ended December 31,
	6/30/10												6/30/10
	(unaudited)		2009		2008		2007		2006		2005		(unaudited)		2009		2008		2007		2006		2005
Net asset value, beginning of period	$22.95		$17.57		$30.39		$32.47		$29.45		$27.93		$20.67		$15.94		$27.84		$30.11		$27.54		$26.31
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(1)	(0.05	)(1)	(0.17	)(1)	(0.20	)(1)	(0.11	)(2)	(0.11	)(2)	(0.14	)(1)	(0.18	)(1)	(0.33	)(1)	(0.42	)(1)	(0.32	)(2)	(0.30	)(2)
Net gain (loss) on securities (both realized and unrealized)	(1.17)		5.43		(12.31)		(0.19)		3.51		1.63		(1.05)		4.91		(11.23)		(0.16)		3.27		1.53
Total from investment operations	(1.24)		5.38		(12.48)		(0.39)		3.40		1.52		(1.19)		4.73		(11.56)		(0.58)		2.95		1.23
Less distributions (note 8):
Distributions from capital gains	–		–		(0.34)		(1.69)		(0.38)		–		–		–		(0.34)		(1.69)		(0.38)		–
Net asset value, end of period	$21.71		$22.95		$17.57		$30.39		$32.47		$29.45		$19.48		$20.67		$15.94		$27.84		$30.11		$27.54
Total return	(5.40	)%(3)(5)	30.62	%(5)	(41.07	)%(5)	(1.34	)%(5)	11.54	%(5)	5.44	%(5)	(5.76	)%(3)(6)	29.67	%(6)	(41.53	)%(6)	(2.08	)%(6)	10.71	%(6)	4.68	%(6)
Ratios/supplemental data
Net assets, end of period (in thousands)	$6,655		$8,682		$8,822		$20,950		$23,121		$17,684		$456		$637		$940		$2,845		$3,449		$2,607
Ratio of expenses to average net assets	1.50	%(4)	1.50%		1.51%		1.54%		1.72%		1.59%		2.25	%(4)	2.25%		2.26%		2.29%		2.47%		2.34%
Ratio of net investment loss to average net assets	(0.58	%)(4)	(0.26)%		(0.67)%		(0.64)%		(0.57)%		(0.48)%		(1.34	%)(4)	(1.04)%		(1.43)%		(1.38)%		(1.32)%		(1.24)%
Portfolio turnover rate	0	%(3)	2.51%		3.70%		16.81%		13.31%		9.78%		0	%(3)	2.51%		3.70%		16.81%		13.31%		9.78%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets	4.64	%(4)	4.79%		3.51%		2.73%		2.70%		3.23%		5.39	%(4)	5.58%		4.22%		3.47%		3.45%		3.98%
Ratio of net investment loss to average net assets	(3.72	)%(4)	(3.55)%		(2.68)%		(1.82)%		(1.55)%		(2.11)%		(4.48	%)(4)	(4.37)%		(3.39)%		(2.56)%		(2.30)%		(2.87)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.50	%(4)	1.50%		1.50%		1.50%		1.50%		1.50%		2.25	%(4)	2.25%		2.25%		2.25%		2.25%		2.25%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Not annualized.
(4)	Annualized.
(5)	Not reflecting sales charges.
(6)	Not reflecting CDSC.

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I											Class Y
	Six Months Ended 6/30/10(unaudited)									Period Ended 12/31/05(1)		Six Months Ended 6/30/10(unaudited)
			Year Ended December 31,											Year Ended December 31,
			2009	2008		2007		2006						2009		2008		2007		2006		2005
Net asset value, beginning of period	$23.24		$17.73	$30.58		$32.51		$29.46		$30.26		$23.74		$18.13		$31.25		$33.25		$30.08		$28.45
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(2)	0.03 (2)	(0.11	)(2)	(0.14	)(2)	(0.08	)(3)	(0.02	)(3)	(0.04	)(2)	(0.01	)(2)	(0.11	)(2)	(0.12	)(2)	(0.03	)(3)	(0.05	)(3)
Net gain (loss) on securities (both realized and unrealized)	(1.18)		5.48	(12.40)		(0.10)		3.51		(0.78)		(1.21)		5.62		(12.67)		(0.19)		3.58		1.68
Total from investment operations	(1.21)		5.51	(12.51)		(0.24)		3.43		(0.80)		(1.25)		5.61		(12.78)		(0.31)		3.55		1.63
Less distributions (note 8):
Distributions from capital gains	–		–	(0.34)		(1.69)		(0.38)		–		–		–		(0.34)		(1.69)		(0.38)		–
Net asset value, end of period	$22.03		$23.24	$17.73		$30.58		$32.51		$29.46		$22.49		$23.74		$18.13		$31.25		$33.25		$30.08
Total return	(5.21	)%(4)	31.08%	(40.92)%		(0.87)%		11.64%		(2.64	)%(4)	(5.27	)%(4)		30.94%	(40.90)%		(1.07)%		11.80%		5.73%
Ratios/supplemental data
Net assets, end of period (in thousands)	$8		$8	$6		$11		$28		$24		$393		$447		$558		$1,667		$1,616		$1,430
Ratio of expenses to average net assets	1.15	%(5)	1.12%	1.30%		1.38%		1.64%		1.43	%(5)	1.25	%(5)	1.25%		1.26%		1.29%		1.47%		1.34%
Ratio of net investment income (loss) to average net assets	(0.22	%)(5)	0.14%	(0.46)%		(0.46)%		(0.48)%		(0.64	)%(5)	(0.33	%)(5)		(0.03)%	(0.43)%		(0.39)%		(0.31)%		(0.26)%
Portfolio turnover rate	0	%(4)	2.51%	3.70%		16.81%		13.31%		9.78	%(4)	0	%(4)	2.51%		3.70%		16.81%		13.31%		9.78%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets	4.29	%(5)	4.40%	3.37%		2.55%		2.69%		2.67	%(5)	4.40	%(5)	4.55%		3.21%		2.48%		2.45%		2.99%
Ratio of net investment loss to average net assets	(3.36	%)(5)	(3.14)%	(2.53)%		(1.63)%		(1.53)%		(1.89	)%(5)	(3.48	%)(5)	(3.33)%		(2.38)%		(1.59)%		(1.30)%		(1.91)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.15	%(5)	1.12%	1.29%		1.34%		1.42%		1.42	%(5)	1.25	%(5)	1.25%		1.25%		1.25%		1.25%		1.25%

_________________
(1)	Commenced operations on December 1, 2005.
(2)	Per share amounts have been calculated using the daily average shares method.
(3)	Per share amounts have been calculated using the monthly average shares method.
(4)	Not annualized.
(5)	Annualized.

See accompanying notes to financial statements.

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended June 30, 2010

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	(5.40)%	$1,000.00	$946.00	$7.24
Class C	(5.76)%	$1,000.00	$942.40	$10.84
Class I	(5.21)%	$1,000.00	$947.90	$5.55
Class Y	(5.27)%	$1,000.00	$947.30	$6.04

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.50%, 2.25%, 1.15% and 1.25% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges (“CDSC”) with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended June 30, 2010

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,017.36	$ 7.50
Class C	5.00%	$1,000.00	$1,013.64	$11.23
Class I	5.00%	$1,000.00	$1,019.09	$ 5.76
Class Y	5.00%	$1,000.00	$1,018.60	$ 6.26

(1)
Expenses are equal to the annualized expense ratio of 1.50%, 2.25%, 1.15% and 1.25% for the Fund’s Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings by value as of the close of the last business day of each calendar quarter in a posting to its website on approximately the 30th business day following the month end). Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     Proxy Voting Guidelines and Procedures of the Fund are available without charge, upon request, by calling our toll-free number (1-800-437-1020). This information is also available at www.aquilafunds.com/armef/armefproxy.htm or on the SEC’s website www.sec.gov.

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement

Renewal until June 30, 2011 of the Advisory and Administration Agreement (the “Advisory Agreement”) between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in June, 2010. At a meeting called and held for the foregoing purpose at which the independent Trustees were present in person, the following materials were considered:

•	Copies of the agreements to be renewed;
•	A term sheet describing the material terms of the agreements;
•	The Annual Report of the Fund for the year ended December 31, 2009;
•
A report, prepared by the Manager containing data about the performance of the Fund compared to various benchmarks, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

•	Quarterly materials reviewed at prior meetings on the Fund’s performance, operations, portfolio and compliance.

The Trustees reviewed materials relevant to, and considered the following factors:

Context for Approval Decision of Board

When approving the Advisory and Administration Agreement the Board noted that it had been considering various courses of action for the Fund in response to its prolonged decline in asset size. The course chosen by the Board was, assuming shareholder approval, to change the orientation of the Fund, to employ Three Peaks Capital Management, LLC (“TPCM”) as Sub-Adviser to manage the Fund’s portfolio and to make certain other related changes. It was noted that when TPCM assumes management of the portfolio, the Manager will continue to provide investment advisory and administrative services described in the Advisory Agreement and not delegated to TPCM.

The nature, extent, and quality of the services provided by the Manager.

The Manager’s portfolio management operation with respect to the Fund’s investment securities is based within the investment region. The Trustees noted that Ms. Barbara Walchli, whom the Manager employs as portfolio manager for the Fund, focuses on approximately 300 Rocky Mountain-based companies from which she selects investments for the Fund’s portfolio. Ms. Walchli, based in Phoenix, Arizona, provides regional information regarding specific holdings in the Fund’s portfolio as well economic and business developments within the region. She has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund’s portfolio, with which to assess the Fund as an investment opportunity.

The Board considered that the Manager had provided all advisory services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with capital appreciation primarily through investing in equity securities of companies having a significant business presence in the Rocky Mountain region.

The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s shareholder servicing agent and custodian.

The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Advisory Agreement.

The investment performance of the Fund and the Manager.

     The Board determined it appropriate to consider the Fund’s performance. The Board reviewed each aspect of the Fund’s performance and compared its performance with that of various benchmark indices. It was noted that 2009 saw equity security values increase after the precipitous decline in values during 2008 and early 2009, and those of the Fund were no exception. It was noted that the materials provided by the Manager indicated that compared to some of the various indices, the Fund has had investment performance that generally underperformed over the one-, three- and five-year periods but outperformed the same benchmarks over the 10-year period.

     Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and its affiliate from the relationship with the Fund.

     The information provided in connection with renewal contained expense data for the Fund and a peer group was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager of its services to the Fund because the Manager had waived all fees and had reimbursed a significant portion of the Fund’s expenses in the past year.

     The Board compared the expense and fee data with respect to the Fund to data about other funds, including those of similar asset size that it found to be relevant. The Board concluded that the expenses of the Fund and the fees (after waivers) paid were similar to and were reasonable as compared to those being paid by the peer group.

     It was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2011 so that the total Fund expenses did not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares.

     The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund.

     The Board further concluded that the lack of profitability to the Manager was consistent with approval of the fees to be paid under the Advisory Agreement. (The Board noted that the Distributor did not derive profits from its relationship with the Fund.)

The extent to which economies of scale would be realized as the Fund grows.

     The Fund has in place breakpoints in the management fee which would be realized as the Fund grows. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million. Given the loss of assets during the year, and the Fund’s current small size, the Board noted that reaching asset levels where the breakpoints would be relevant would be unlikely in the foreseeable future. Evaluation of this factor indicated to the Board that the Advisory Agreement should be renewed at this time.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund.

     The Board observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds including the Fund, were able to spread costs as it would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability or in this case decreased losses for the Manager and its affiliate, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

Approval of a New Advisory and Administration Agreement

     Approval until June 30, 2011 of a new Advisory and Administration Agreement (the “Advisory Agreement”) between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees on June 13, 2010. At a meeting called and held for the foregoing purpose at which the independent Trustees were present in person, the following materials were considered:

•	Copies of the agreements to be approved;
•	A term sheet describing the material terms of the agreements;
•	The Annual Report of the Fund for the year ended December 31, 2009;
•
A report, prepared by the Manager containing data about the performance of the Fund compared to various benchmarks, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

•	Quarterly materials reviewed at prior meetings on the Fund’s performance, operations, portfolio and compliance.

Context for Approval Decision of Board

     When approving the Advisory Agreement, the Board noted that it had been considering various courses of action for the Fund in response to its prolonged decline in asset size. The course chosen by the Board was, assuming shareholder approval, to change the orientation of the Fund, to employ Three Peaks Capital Management, LLC (“TPCM”) as Sub-Adviser to manage the Fund’s portfolio and to make certain other related changes. It was noted that when TPCM assumes management of the portfolio, the Manager will continue to provide investment advisory and administrative services described in the Advisory Agreement and not delegated to TPCM.

     In addition, the Trustees considered the following factors:

The nature, extent, and quality of the services provided by the Manager.

     The Trustees noted that the Manager’s portfolio management operation with respect to the Fund’s investment securities has been based within the states of Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming. The Trustees noted that Ms. Barbara Walchli, whom the Manager has employed as portfolio manager for the Fund, has focused on approximately 300 Rocky-Mountain-based companies from which she has selected investments for the Fund’s portfolio. Ms. Walchli has provided regional information regarding specific holdings in the Fund’s portfolio as well as economic and business developments within the region. The Trustees noted that this factor would not be material under the new arrangements.

     The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund.

     The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s shareholder servicing agent and custodian.

     The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of approval of the Advisory Agreement.

The investment performance of the Fund and the Manager.

     The Board determined it appropriate to consider the Fund’s performance. The Board reviewed each aspect of the Fund’s performance and compared its performance with that of various benchmark indices. It was noted that 2009 saw equity security values increase after the precipitous decline in values during 2008 and early 2009, and those of the Fund were no exception. It was noted that the materials provided by the Manager indicated that compared to some of the various indices, the Fund has had investment performance that generally underperformed over the one-, three- and five-year periods but outperformed the same benchmarks over the 10-year period. It was noted that since the orientation of the Fund will be changed under the new arrangements, this factor would not be relevant in considering approval.

The costs of the services to be provided and profits to be realized by the Manager and its affiliate from the relationship with the Fund.

     The information provided in connection with renewal contained expense data for the Fund and a peer group was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager of its services to the Fund because the Manager had waived all fees and had reimbursed a significant portion of the Fund’s expenses in the past year.

     It was noted that overall fees to be paid by the Fund for investment advisory and administration services, including the portion of the fees paid to the Sub-Adviser, would be lower than under the current agreement.

     The Board compared the expense and fee data with respect to the Fund to data about other funds, including those of similar asset size that it found to be relevant. The Board concluded that the expenses of the Fund and the fees (after waivers) paid were similar to and were reasonable as compared to those being paid by the peer group.

     It was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2011 so that the total Fund expenses did not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares.

     The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund.

     The Board further concluded that the lack of profitability to the Manager was consistent with approval of the fees to be paid under the Advisory Agreement. (The Board noted that the Distributor did not derive profits from its relationship with the Fund.)

The extent to which economies of scale would be realized as the Fund grows.

     The Fund has in place breakpoints in the management fee which would be realized as the Fund grows. Under the Advisory Agreement the Manager will be compensated at the annual rate of 0.90 of 1% on the Fund’s net assets up to $100 million, of which it will retain 0.40 of 1% and pay 0.50 of 1% to the Sub-Adviser; 0.85 of 1% on such assets above $100 million up to $250 million, of which it will retain 0.40 of 1% and pay to the Sub-Adviser 0.45 of 1%; and 0.80 of 1% on assets above $250 million, of which it will retain 0.40 of 1% and pay to the Sub-Adviser 0.40 of 1%. The Manager will cause the Fund to make payments to the Sub-Adviser directly. The Board noted that reaching asset levels where the breakpoints would be relevant would be unlikely in the near future. Evaluation of this factor indicated to the Board that the Advisory Agreement should be approved

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund.

     The Board observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds including the Fund, were able to spread costs as it would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability or in this case decreased losses for the Manager and its affiliate, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

Approval of the Sub-Advisory Agreement

     Approval until June 30, 2011 of the Sub-Advisory Agreement between the Manager and Three Peaks Capital Management, LLC (“TPCM”) was approved by the Board of Trustees and the independent Trustees on June 13, 2010. At a meeting called and held for the foregoing purpose at which the independent Trustees were present in person, the following materials were considered:

•	Copies of the agreement to be approved;
•	A term sheet describing the material terms of the agreement;
•	The Annual Report of the Fund for the year ended December 31, 2009;
•
A report, prepared by the Manager containing data about the performance of the Fund compared to various benchmarks, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

•	Quarterly materials reviewed at prior meetings on the Fund’s performance, operations, portfolio and compliance.

Context for Approval Decision of Board

     When approving the Sub-Advisory Agreement, the Board noted that it had been considering various courses of action for the Fund in response to its prolonged decline in asset size. The course chosen by the Board was, assuming shareholder approval, to change the orientation of the Fund, to employ TPCM as Sub-Adviser to manage the Fund’s portfolio and to make certain other related changes. It was noted that when TPCM assumes management of the portfolio, the Manager will continue to provide investment advisory and administrative services described in the Advisory Agreement and not delegated to TPCM.

     In addition, the Trustees considered the following factors:

The nature, extent and quality of the services to be provided by the Sub-Adviser.

     The Manager will arrange for the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees noted the extensive investment management experience of the Sub-Adviser’s Chief Investment Officer and Co-Portfolio Manager, Mr. Sandy R. Rufenacht, and his investment management team. As to past performance, because the Sub-Adviser was new to the Fund, there was no relevant past Fund performance to review. In the absence of relevant past Fund performance, the Trustees reviewed the performance of the Sub-Adviser as sub-adviser to a related fund, Aquila Three Peaks High Income Fund (the “High Income Fund”), since its inception and concluded that such performance, for a portfolio of fixed-income securities, had been satisfactory. Although the Sub-Adviser had not managed a fund investing in equity securities, the Trustees considered performance data supplied by the Sub-Adviser for private equity accounts that it had managed, and concluded that such performance indicated that the Sub-Adviser was competent satisfactorily to manage a portfolio of equity securities. They noted that Mr. Rufenacht and Mr. Brent D. Olson, in managing the High Income Fund, had been available to and had met with the members of the financial professional community and with investors and prospective investors to provide them with information generally about the High Income Fund’s portfolio, and that the Sub-Adviser and the Manager had represented that Mr. Rufenacht and Mr. Olson were willing and able to provide similar services to the Fund as appropriate.

     The Board considered that the Sub-Adviser would provide all services the Board deemed necessary or appropriate, including the specific portfolio management services that the Board has determined are required for the Fund as proposed to be delegated to the Sub-Adviser. The Board concluded that the services to be provided would be appropriate and satisfactory and that there was a reasonable basis for expecting that the Fund would be well served. Evaluation of this factor weighed in favor of approval of the Sub-Advisory Agreement.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationships with the Fund.

     The information provided contained expense data for the Fund and a peer group average which was provided to the Trustees for their review and discussion. The Board concluded that the expenses of the Fund and the fees to be paid would be similar to those of other funds and were reasonable. It was additionally noted that the Fund would initially be in the start-up phase of operations and the asset base would not have reached critical mass.

     The Board noted that the entire portion of the management fee paid by the Fund had been waived by the Manager. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2011 so that the total Fund expenses would not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares and that the Sub-Adviser would undertake to waive its fees proportionally. The Manager and the Sub-Adviser may determine to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive.

     The Trustees considered that the profitability to the Sub-Adviser of its relationship to the Fund could not be evaluated because the relationship is a new one.

The extent to which economies of scale would be realized as the Fund grows.

     The Board noted that the Manager and the Sub-Adviser may determine to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive. Until the Fund achieves substantial asset size, it would not be possible to realize economies of scale. Evaluation of this factor indicated to the Board that the Sub-Advisory Agreement should be approved.

Benefits derived or to be derived by the Sub-Adviser from its relationships with the Fund.

     The Board observed that, as is generally true of most fund complexes, the Sub-Adviser, by providing services to a number of funds including those that would be provided to the Fund or other investment clients, was able to spread costs as it would otherwise be unable to do. The Board noted that while that would produce efficiencies and increased profitability for the Sub-Adviser, it would also make the Sub-Adviser’s services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise be possible.

     The Trustees also considered other factors, which included but were not limited to whether the Fund would be likely to operate in compliance with its investment objective and the Fund's previous record of compliance with its investment restrictions, and the compliance programs of the Fund, the Manager and the Sub-Adviser.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Sub-Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the Sub-Advisory Agreement.

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Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Board of Trustees
Tucker Hart Adams, Chair
Gary C. Cornia
Grady Gammage, Jr.
Diana P. Herrmann
Glenn P. O’Flaherty

Officers
Diana P. Herrmann, President
Barbara S. Walchli, Senior Vice President and Portfolio Manager
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
R. Lynn Yturri, Senior Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON INVESTMENT SERVICING (US) INC.
101 Sabin Street
Pawtucket, Rhode Island 02860

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Further information is contained in the Prospectus, which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if,  based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA ROCKY MOUNTAIN EQUITY FUND

By:	/s/ Diana P. Herrmann
President and Trustee September 7, 2010

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann President and Trustee September 7, 2010

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer September 7, 2010

AQUILA ROCKY MOUNTAIN EQUITY FUND

EXHIBIT INDEX

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.